UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      4/19/2007

CITIZENS FIRST CORPORATION
(Exact name of registrant as specified in its charter)

Kentucky 333-67435 61-0912615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Ashley Street, Bowling Green, Kentucky 42103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (270) 393-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION.

On April 20, 2007, Citizens First Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release announced the Company’s operating results for the quarter ended March 31, 2007.

ITEM 5.02(d) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF DIRECTORS: APPOINTMENT OF PRINCIPAL OFFICERS.

On April 19, 2007, the Board of Directors of Citizens First Corporation (the “Company”) appointed Dr. R. Kevin Vance as a director of the Company and of Citizens First Bank, Inc. Dr. Vance is a veterinarian living in Horse Cave, Kentucky. Dr. Vance will be serving on the Audit Committee and the Director’s Loan Committee of the Board of Directors of the Company.

ITEM 7.01. REGULATION FD DISCLOSURE.
See “Item 2.02. Results of Operations and Financial Condition” which is incorporated by reference in this Item 7.01.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
C. EXHIBITS
99.1 Press Release dated April 20, 2007.
The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST CORPORATION
(Registrant)
By: Mary D. Cohron
President and Chief Executive Officer

Date: April 20, 2007

EXHIBIT INDEX
Exhibit Number Description of Exhibit
99.1 Press Release dated April 20, 2007